Exhibit (17)(a)


                           VOTE THIS PROXY CARD TODAY
                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

             VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

       CALL: To vote by phone, call toll-free ____________ and follow the recorded instructions.

         LOG-ON: Vote on the internet at _______________ and follow the on-line directions.

          MAIL: Return the signed proxy card in the enclosed envelope.

ALLEGIANT SMALL CAP GROWTH FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 2, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ALLEGIANT FUNDS (THE "TRUST") and relates to the proposal with respect to the Allegiant Small Cap Growth Fund (the "Fund"), for use at a Special Meeting of Shareholders to be held on July 2, 2009 at 10:00 a.m. (Eastern Time) in the offices of the Trust's Co-Administrator, PNC, 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof.

The undersigned hereby appoints [________] and [__________] and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders of the Fund, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE COMBINED PROXY STATEMENT/PROSPECTUS DATED [___________], 2009.

                                                YOUR VOTE IS IMPORTANT.
                                      IF YOU ARE NOT VOTING BY INTERNET OR
                                      TELEPHONE, PLEASE SIGN AND DATE THIS PROXY
                                      AND RETURN IT PROMPTLY IN THE ENCLOSED
                                      ENVELOPE.

                                                  Date:___________________, 2009


                                      ----------------------------------------
                                      Signature (Joint Owners) (SIGN IN THE BOX)

                                      Please sign exactly as name appears
                                      herein. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Please fill in one of the boxes as shown using black or blue ink or number   [X]
2 pencil. PLEASE DO NOT USE FINE POINT PENS.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted "FOR" the proposal. This proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Special Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote FOR the Reorganization.

PROPOSAL

                                                         FOR   AGAINST   ABSTAIN
(1)  To approve a Plan of Reorganization providing for   [ ]     [ ]       [ ]
     the transfer of all of the assets and all liabilities of the Allegiant Small Cap Growth
     Fund (the "Selling Fund") in exchange for shares of the Allegiant Multi-Factor Small Cap Growth
     Fund. The shares so received will be distributed to shareholders of the Selling Fund and the Selling Fund will be terminated as soon as practicable thereafter.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                           VOTE THIS PROXY CARD TODAY
                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

             VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE INTERNET!

       CALL: To vote by phone, call toll-free ____________ and follow the recorded instructions.

        LOG-ON: Vote on the internet at __________________ and follow the on-line directions.

          MAIL: Return the signed proxy card in the enclosed envelope.

ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 2, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ALLEGIANT FUNDS (THE "TRUST") and relates to the proposal with respect to the Allegiant Multi-Factor Mid Cap Growth Fund (the "Fund"), for use at a Special Meeting of Shareholders to be held on July 2, 2009 at 10:00 a.m. (Eastern Time) in the offices of the Trust's Co-Administrator, PNC, 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof.

The undersigned hereby appoints [________] and [__________] and each of them, attorneys and proxies for the undersigned, with full power of substitution and resubstitution, to attend, vote and act for the undersigned at the above-referenced Special Meeting of Shareholders of the Fund, and at any adjournment or adjournments thereof, casting votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Special Meeting, and hereby ratifying and confirming all that said attorneys and proxies, or each of them, may lawfully do by virtue hereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE COMBINED PROXY STATEMENT/PROSPECTUS DATED [___________], 2009.

                                                YOUR VOTE IS IMPORTANT.
                                      IF YOU ARE NOT VOTING BY INTERNET OR
                                      TELEPHONE, PLEASE SIGN AND DATE THIS PROXY
                                      AND RETURN IT PROMPTLY IN THE ENCLOSED
                                      ENVELOPE.

                                                  Date:___________________, 2009


                                      ------------------------------------------
                                      Signature (Joint Owners) (SIGN IN THE BOX)

                                      Please sign exactly as name appears
                                      herein. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Please fill in one of the boxes as shown using black or blue ink or number   [X]
2 pencil. PLEASE DO NOT USE FINE POINT PENS.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted "FOR" the proposal. This proxy will be voted in the designated proxy holder's discretion as to other matters that come before the Special Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote FOR the Reorganization.

PROPOSAL

                                                         FOR   AGAINST   ABSTAIN
(1)  To approve a Plan of Reorganization providing for   [ ]     [ ]       [ ]
     the transfer of all of the assets and all liabilities of the Allegiant Multi-Factor Mid Cap
     Growth Fund (the "Selling Fund") in exchange for shares of the Allegiant Multi-Factor Small Cap
     Growth Fund. The shares so received will be distributed to shareholders of the Selling Fund and the Selling Fund will be terminated as soon as practicable thereafter.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE